UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2024

F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-31940	25-1255406
(Commission File Number)	(IRS Employer Identification No.)

One North Shore Center, 12 Federal Street, Pittsburgh, PA	15212
(Address of Principal Executive Offices)	(Zip Code)

(800) 555-5455

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common Stock, par value $0.01 per share	FNB	New York Stock Exchange
Depositary Shares each representing 1/40th interest in a share of Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series E	FNBPrE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On January 12, 2024, F.N.B. Corporation issued a press release announcing that it will redeem all issued and outstanding shares of its Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series E (the “Series E Preferred Stock”) and all of the corresponding depositary shares (CUSIP: 30255P103) (the “Depositary Shares”), each representing a 1/40th interest in a share of the Series E Preferred Stock, on February 15, 2024 (the “Redemption Date”). The cash redemption price, payable on the Redemption Date for each share of Series E Preferred Stock, will equal One Thousand Dollars ($1,000.00), and accordingly, for each Depositary Share, will equal Twenty-Five Dollars ($25.00). The quarterly cash dividend of $18.13 per share (equivalent to $0.45325 per Depositary Share or 1/40th interest per share) on the Series E Preferred Stock will be paid on the Redemption Date, to shareholders of record as of the close of business on January 31, 2024.

All Depositary Shares are held in book-entry form through The Depository Trust Company (“DTC”) and will be redeemed in accordance with the procedures of DTC. Payment to DTC will be made by The Bank of New York Mellon Corporation, the Depositary, in accordance with the Deposit Agreement governing the Depositary Shares.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit Number	Description

99.1	Press Release dated January 12, 2024 announcing redemption and cash dividend on Non-Cumulative Perpetual Preferred Stock, Series E

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION
(Registrant)

By:	/s/ Vincent J. Calabrese, Jr.
Name:	Vincent J. Calabrese, Jr.
Title:	Chief Financial Officer

Dated: January 12, 2024